                                                                    EXHIBIT 10.7

                               ANIMAS CORPORATION

                            1996 INCENTIVE STOCK PLAN

1.       PURPOSE

         The purpose of the Animas Corporation 1996 Incentive Stock Plan (the "Plan") is to promote the interests of Animas Corporation (the "Company") by attracting and retaining outstanding individuals as directors, officers and other key employees and consultants, by encouraging and enabling such persons to acquire financial interests in the Company through the acquisition of shares of the Company's Common Stock, and by providing performance incentives to such persons.

2.       INCENTIVES

         Under the Plan, the Company may grant (i) stock options that qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) nonqualified stock options that do not constitute ISOs ("NSOs") (ISOs and NSOs are together the "Options"), (iii) stock appreciation rights ("Rights") and (iv) stock awards ("Stock Awards").

3.       TERM

         The Plan shall be effective as of December 1, 1996, and it shall remain in effect until, and shall terminate on, November 30, 2006. After termination of the Plan, no grants may be effected hereunder, but previously made grants shall remain outstanding in accordance with their terms and conditions and the terms and conditions of the Plan.

4.       ADMINISTRATION

         (a) The Committee. The Plan shall be administered by the "Committee", which shall consist of the Board of Directors of the Company or by a committee of the Board intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation ("Rule 16b-3"). No person, other than members of the Committee, shall have any discretion as to decisions regarding the Plan. The Committee shall determine the directors, officers and key employees and consultants of the Company and its "Affiliates" (as defined in Section 6 hereof) to whom, and the time or times at which, Options, Rights and Stock Awards will be granted, the number of shares to be subject to each Option or Stock Award, the duration of each Option or Right, the time or times during which an Option or Right may be exercised, and other terms and conditions of the grant of Options, Rights and Stock Awards under the Plan. The terms and conditions of Options, Rights and Stock Awards need not be the same for all recipients thereof under the Plan ("Recipients") nor for all Options, Rights and Stock Awards granted under the Plan.

         (b) Rules and Regulations. The Committee may, subject to the provisions of the Pian, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken by the Committee in regard to the Plan, including, but not limited to, interpretation of the Plan and the specific conditions and provisions of the Options, Rights and Stock Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons including, but not limited to, the Company, its Affiliates, the Committee, the Board of Directors of the Company (the "Board of Directors") and the affected Recipients, and their respective successors in interest.

         (c) No Liability. No member of the Board of Directors or the Committee shall be personally liable for any action or determination made in good faith with respect to the Plan or any Option, Right or Stock Award granted hereunder. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power and discretion given to him under the Plan, except those resulting from (i) any breach of such member's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or (iii) any transaction from which the member derived an improper personal benefit.

         (d) Indemnification. In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Options, Rights or Stock Awards under it, each member of the Board of Directors and of the Committee shall be entitled without further action on his part to be indemnified by the Company for all expenses (including but not limited to reasonable attorneys' fees and expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options, Rights or Stock Awards under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee: (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board of Directors or the Committee; or (ii) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Board of Directors or the Committee unless ten (10) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise.

5.       STOCK SUBJECT TO THE PLAN

         (a) Number. A maximum of 300,000 shares of the Company's $.01 par value Common Stock (the "Shares") shall be issuable or transferable by the Company under the Plan. The Shares issued or transferred pursuant to the Plan shall be made available from authorized and unissued Common Stock of the Company or from the Company's treasury Shares. Such maximum number of Shares shall be subject to adjustment in accordance with Section 11 hereof.

         (b) Reacquired Shares. Shares subject to an unexercised portion of any Option or Right that expires or is cancelled, terminated, or, except as provided in the following sentence, surrendered for any reason may again become subject to Options, Rights or Stock Awards granted under the Plan. Upon surrender, in connection with the exercise of a Right, of an Option (or a stock option granted under any other plan hereafter adopted by the Company), the number of Shares subject to the surrendered Option (or other stock option) shall be charged against the maximum number of Shares issuable or transferable under the Plan (or such other stock option plan), and such number of Shares shall not be issuable or transferable under the Plan (or such other plan) thereafter. The surrender, in connection with the exercise of a Right, of any stock option issued other than pursuant to a stock option plan shall not result in a charge against the maximum number of Shares issuable or transferable under the Plan or any other stock option plan. Shares issued pursuant to a Stock Award that are subsequently reacquired by the Company pursuant to rights reserved upon the grant of such Stock Award may again become subject to new Options, Rights or Stock Awards.

6.       ELIGIBILITY

         NSOs, Rights and Stock Awards may be granted to the directors, officers, employees and consultants of the Company and its Affiliates. The term "Affiliates" shall mean any corporation or other business organization in which the Company owns, directly or indirectly, 50 percent or more of the voting stock or capital at the time of the granting of the Option, Right or Stock Award. ISOs may be granted to the employees of the Company and the employees of its Affiliates. Any ISO held by a Recipient who is an employee of an Affiliate that ceases to be 50 percent owed by the Company will become an NSO three months after the date that the Company's ownership of the Affiliate falls below 50 percent.

7.       GRANTS OF OPTIONS

         Except as otherwise expressly provided herein, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Option Price. The price of a Share purchased upon the exercise of a particular ISO (the "Option Price") shall be 100 percent of the Fair Market Value (as defined in Section 10 hereof) of a Share on the date of grant of such ISO. The Committee, in its discretion, shall determine the Option Prices of NSOs.

         (b) Payment. Unless otherwise determined by the Committee in its sole discretion, the Option Price shall be paid in full at the time of exercise. Payment may be in cash or, with the prior approval of and upon conditions established by the Committee, by delivery of Shares owned by the Recipient. If payment is made by the delivery of Shares, the value of the Shares delivered shall be the Fair Market Value of such Shares on the date of exercise of the respective Option.

         (c) Exercise Period. The Committee shall determine the period during which an Option may be exercised; provided, however, that for any Option, such period shall not exceed ten years from the date of grant of such Option. An Option granted to a Recipient who is subject to Section 16 of the Exchange Act, may be exercised only after six months from the date of its grant, unless otherwise permitted under Rule 16b-3.

         (d) Effects of Termination of Employment, Retirement, Disability and Death. The effects of the termination of employment or the retirement, "Disability" (as defined below) or death of a Recipient on the exercisability of ISOs held by such Recipient shall be determined by the Committee in accordance with Section 7(h)(iv) hereof. Except as otherwise determined by the Committee in its discretion:

                  (i) If a Recipient's employment (or service as an officer, director, or consultant) is terminated due to retirement or Disability, or if the Recipient should die while employed (or while serving as an officer, director, or consultant), the right of the Recipient or his or her successor in interest to exercise any NSO then held by such Recipient (to the extent exercisable at such time) shall terminate upon the earlier of the end of the original term of the NSO or one year after the date of such retirement, Disability or death.

                  (ii) If the Recipient should die within one year after termination of employment (or service as an officer, director, or consultant) due to retirement or Disability, the right of his or her successor in interest to exercise any NSO held by the Recipient at the time of his or her death (to the extent exercisable at such time) shall terminate upon the later of one year after the date of such retirement or Disability or six months after the date of such Recipient's death, but not later than the end of the original term of the NSO.

                  (iii) If any Recipient's employment (or service as an officer, director, or consultant) is terminated for any reason other than retirement, Disability or death, the right of such Recipient to exercise any NSO then held by such Recipient (to the extent exercisable at the time of termination of employment) shall terminate upon the earlier of the end of the original term of such NSO or three months after the Recipient's last day of employment (or service as an officer, director, or consultant) for the Company and its Affiliates.

                  (iv) If such Recipient should die within three months after termination of employment for any reason other than retirement or Disability, the right of his or her successor in interest to exercise any NSO held by the Recipient at the time of his or her death (to the extent exercisable at such time) shall terminate upon the earlier of the end of the original term of such NSO or three months after the date of such Recipient's death.

Notwithstanding the foregoing, no Option held by any employee, officer, director, or consultant shall be exercisable after termination of such employee, officer, director, or consultant for "cause," as such term is defined by the Committee in its discretion. The term "Disability" shall mean "permanent and total disability," as such is defined in Section 22(e)(3) of the Code. Whether military, governmental or eleemosynary service or other leave of absence will constitute termination of employment (or services as an officer, director, or consultant) for the purposes of this Section 7(d) shall be determined in each case by the Committee in its sole discretion.

         (e) Termination of Options. Notwithstanding the exercise period of an Option, no Option shall be exercisable after the first to occur of the following:

                  (i) In the case of an ISO, five years from the date of grant if on such date the Recipient owns, directly or by attribution under
Section 424(d) of the Code, shares representing more than 10% of the total combined voting power of all classes of stock of the Company;

                  (ii) The date set by the Board of Directors to be an accelerated expiration date after a finding by the Board of Directors that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of the Board of Directors, may materially adversely affect in the foreseeable future, the Company, provided the Board of Directors may take whatever other action, including acceleration of any exercise provision, it deems necessary should it make the determination referred to above; or

                  (iii) The Committee can accelerate the expiration date if there is a "change in control" (as defined below), provided a Recipient who holds an Option is given written notice at least thirty days before the date so fixed.

         (f) Change in Control. If there is a Change in Control (as defined below), the Committee may take whatever action with respect to the Options outstanding under the Plan it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date of the respective Option to a date no earlier than thirty (30) days after notice of such acceleration is given to Recipient of the Option. In the event of a Change in Control, Options granted pursuant to the Plan shall become immediately exercisable in full. A "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following events:

                  (i) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

                  (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

                  (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the common stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of common stock immediately before the merger or consolidation;

                  (iv) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than
(A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates or (B) any person who, on the date the plan is approved by the shareholders, shall have been the beneficial owner of at least twenty percent (20%) of the outstanding common stock, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the common stock; or

                  (v) the first day after the date this Plan is approved by the shareholders when directors are elected so that a majority of the Board of Directors shall have been members of the Board of Directors for less than twenty-four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty-four (24) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         (g) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

         (h)      Grant of ISOs.

                  (i) The Committee, with respect to each grant of an Option, shall determine whether such Option shall be an ISO, and, upon determining that an Option shall be an ISO, shall designate it as such in the written instrument evidencing such Option. If the written instrument evidencing an Option does not contain a designation that it is an ISO, it shall not be an ISO.

                  (ii) The aggregate Fair Market Value (determined in each instance on the date on which an ISO is granted) of the Shares with respect to which ISOs are first exercisable by any Recipient in any calendar year shall not exceed $100,000. Should any Affiliate of the Company adopt a stock option plan under which options constituting incentive stock options (as defined in Section 422 of the Code) are granted to any Recipient, then the Fair Market Value of the Shares for which, and the times at which, such incentive stock options will be exercisable shall be taken into account in determining the value of the Shares for which such Recipient's ISOs granted under the Plan are first exercisable in any year.

                  (iii) If an ISO is granted to a Recipient who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, then the Option Price shall be at least 110% of the Fair Market Value of a Share on the date the Option is granted.

                  (iv) The Committee will determine, at the time of granting an ISO, the terms and conditions to which such ISO shall be subject for the purpose of compliance with the requirements of the Code, and such terms and conditions shall be set forth in the agreement provided for in Section 16 hereof evidencing the grant of such ISO.

8.       GRANTS OF RIGHTS

         (a) Value of Rights. The Committee may, at any time and in its discretion, grant to any holder of an Option outstanding under the Plan or any other outstanding stock option granted by the Company the right to surrender such Option or other stock option (to the extent such Option or other stock option is otherwise exercisable) and to receive from the Company an amount equal to the excess, if any, of the Fair Market Value of the Shares with respect to which such Option or other stock option is surrendered on the date of such surrender over the Option Price of the Option or other stock option surrendered. No ISO may be surrendered in connection with the exercise of a Right unless the Fair Market Value of a Share at the time of such surrender is greater than the Option Price for such ISO.

         (b) Payment. Payment by the Company of the amount payable upon the exercise of a Right may be made by the delivery of Shares or cash or any combination of Shares and cash, as determined in the sole discretion of the Committee from time to time. No fractional Shares shall be issued as payment in respect of a Right. The Committee may provide for the elimination of fractional Shares without adjustment, or for the payment of the value of such fractional Shares in cash. Shares delivered to a Recipient upon the exercise of a Right shall be valued at their Fair Market Value on the date the Right is exercised.

         (c) Terms and Conditions. The Committee may limit the period or periods during which Rights may be exercised and may provide such other terms and conditions (which need not be the same with respect to all Recipients or Rights) under which Rights may he granted or exercised, A Right may be exercised only as long as the Option or other stock option to which it relates is exercisable. A Right granted to a Recipient who is subject to Section 16 of the Exchange Act may be exercised only after six months from the date of grant, unless otherwise permitted under Rule 16b-3.

9.       GRANTS OF STOCK AWARDS

         Stock Awards will consist of Shares transferred to Recipients, without payment therefor, as additional compensation for their services to the Company or its Affiliates. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate including, without limitation, restrictions on the sale or other disposition of such Shares, and rights of the Company to reacquire such Shares upon termination of the Recipient's employment within specified periods. Subject to such other restrictions as are imposed by the Committee, the Shares covered by a Stock Award granted to a Recipient who is subject to Section 16 of the Exchange Act may be sold or otherwise disposed of only after six months from the date of grant of the Stock Award, unless otherwise permitted under Rule 16b-3.

10.      FAIR MARKET VALUE

         "Fair Market Value" for all purposes under the Plan shall mean the average of the high and low prices of Shares, as reported in The Wall Street Journal, on the NASDAQ National Market System (or a similar consolidated transactions report for the exchange or other market on which the Shares are then trading, if not the NASDAQ National Market System) for the relevant date, or if no sales of Shares were made on such exchange on such date, the average of the high and low prices of Shares as reported in such composite transaction report for the preceding day on which sales of Shares were made on such exchange. If the Shares are not listed on a national securities exchange at the time Fair Market Value is to be determined, then Fair Market Value shall be determined by the Committee in good faith pursuant to such method as to the Committee deems appropriate and equitable. Under no circumstances shall the Fair Market Value of a Share be less than its par value.

11.      ADJUSTMENTS

         (a) Equitably Applied. The Committee may make such adjustments as it deems appropriate in the event of changes that impact upon the price or status of the Shares, provided that any such actions are consistently and equitably applicable to all affected Recipients, and further provided, however, that the Committee shall not change the aggregate number of Shares subject to the Plan, except in accordance with the following paragraph.

         (b) Recapitalization or Reorganization. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other similar transaction or any other change affecting the capital structure of the Company, such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of Shares that may be issued under the Plan;
(ii) the number of Shares subject to Options, Rights and Stock Awards under the Plan; and (iii) the Option Prices for Options outstanding under the Plan.

12.      RESTRICTED STOCK

         Each exercise notice shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Securities Act")), contain the Recipient's acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act) and, in the case of an ISO, the Shares may not be sold within one year of exercise or two years from the date of grant in order to maintain the ISO status of the Option; (ii) the Recipient has been advised and understands that (A) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Recipient any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Options, Rights or Stock Awards may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of the Shares upon the exercise of an Option, Right or Stock Award should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the Shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer the exercise of any Option, Right or Stock Award granted hereunder until either such event in A, B, C or D has occurred.

13.      AMENDMENTS, MODIFICATIONS AND TERMINATION OF THE PLAN

         The Board or the Committee may terminate, suspend or amend the Plan as the Board or the Committee deems appropriate, in whole or in part, without the approval of the stockholders of the Company; provided, however, that no action shall be taken without the approval of the stockholders of the Company to increase the aggregate number of Shares subject to the Plan, materially increase the benefits accruing to the Recipients under the Plan, or materially modify the requirements as to eligibility for participation in the Plan. Notwithstanding the foregoing, the Committee may make amendments applicable or inapplicable only to persons who are subject to Section 16 of the Exchange Act, and the Committee may, at any time and in its sole discretion, declare any or all Options and Rights then outstanding under the Plan to be exercisable and any or all Stock Awards outstanding under the Plan to be vested, whether or not such Options, Rights or Stock Awards are then otherwise exercisable or vested. No amendment or termination of the Plan shall in any manner adversely affect any Option, Right or Stock Award theretofore granted without the consent of the Recipient thereof.

14.      TAX WITHHOLDING

         The Company shall have the right to deduct from any amount payable or Shares deliverable or vested under the Plan an amount sufficient to cover withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit Shares to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value as of the date of the applicable payment, delivery or vesting.

15.      UNFUNDED PLAN

         Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Recipient or other person. To the extent any person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

16.      GRANT AGREEMENTS

         Grants under the Plan shall be evidenced by agreements approved by the Committee that set forth the terms, conditions and limitations applicable to such grants. The Committee need not require the execution of any such agreement, and acceptance of any grant by the Recipient thereof will constitute agreement to the terms of such grant.